Exhibit 99.1

National Penn Bancshares, Inc.
Reports Fourth Quarter and Full Year 2015 Results

•	Adjusted net income per share for 2015, exclusive of merger-related charges, increases 13% to $0.80 from $0.71 for 2014

•	Adjusted net income per share for the fourth quarter of $0.21 with return on average assets of 1.22% and efficiency ratio of 55%

•	Classified loans decline for 6th consecutive year

•	Declared first quarter 2016 cash dividend of $0.11 per share

Allentown, Pa. January 28, 2016 -- National Penn Bancshares, Inc. (Nasdaq: NPBC) reported net income of $28.9 million, or $0.20 per diluted share, for the fourth quarter of 2015, compared to net income of $27.9 million, or $0.20 per diluted share, in the prior quarter. Exclusive of merger-related expenses, adjusted net income for the quarter was $29.6 million, or $0.21 per share, compared to $29.2 million or $0.21 per share, in the third quarter. Net income for the year was $110.7 million, or $0.78 per diluted share, while adjusted net income was $112.8 million, or $0.80 per share, compared to adjusted net income of $100.8 million, or $0.71 per diluted share, for 2014. Adjusted return on average assets, exclusive of merger-related costs, remained strong at 1.22% and 1.18% for the fourth quarter and full year 2015, respectively.

“In the fourth quarter we continued to deliver consistent, high level performance” said Scott V. Fainor, president and CEO of National Penn. “Additionally, we are pleased to have obtained all requisite approvals for our merger with BB&T in a relatively short time frame, reflecting the quality of both organizations.”

Net Interest Margin and Loan Growth
Net interest income was $66.6 million in the fourth quarter and net interest margin was 3.16% compared to $67.9 million and 3.25%, respectively, in the third quarter. For 2015, the net interest margin of 3.25% was consistent with our expectations, but declined from 3.40% in 2014 due to the prolonged period of low interest rates. Net interest income was $270.0 million in 2015 compared to $257.1 million in 2014, reflecting a 9% increase in average earning assets primarily related to the full year impact of the TF Financial transaction which closed on October 24, 2014. Total loans outstanding of $6.2 billion was relatively flat during the year, and was impacted by our strategy to sell long-term fixed rate residential mortgage loans throughout the year.

Asset Quality
Asset quality trends remained strong in the fourth quarter and throughout 2015. Non-performing loans declined 6% in the quarter and 29% for the year while classified loans declined 6% and 28% for the quarter and year, respectively. Net charge-offs in the quarter were $1.6 million or 0.10% of average total loans (annualized) and the ratio of allowance for loan losses to non-performing loans increased to 188% at December 31, 2015 as compared to 186% at September 30, 2015 and 153% at December 31, 2014. As a result of the continuing improvement in asset quality and the refining of our processes, including the allocation of previously unallocated reserves, a negative provision for loan losses of $2.5 million was recorded in the quarter compared to provision expense of $1.0 million in the previous quarter.

Other Income and Operating Expenses
Exclusive of non-core items, which include a $1.0 million loss on an unconsolidated equity investment in the fourth quarter of 2015 and certain bank owned life insurance income in the prior quarter, non-interest income was relatively flat at $23.5 million.

Non-interest expenses remain very well-controlled at $52.3 million for the quarter, including $1.1 million of merger-related costs. Excluding merger-related costs, non-interest expenses for 2015 were $212.1 million compared to $208.4 million in 2014, an increase of 1.8%, inclusive of the acquisition of TF Financial in the fourth quarter of 2014. The efficiency ratio was 55.25% for the fourth quarter and 55.79% for the year.

Capital
National Penn’s Board of Directors declared a first quarter 2016 dividend of eleven cents ($0.11) per common share to shareholders of record as of Monday, February 8, 2016, payable on Wednesday, February 17, 2016. At December 31, 2015, capital remained strong as National Penn’s tier 1 common and tangible common equity to tangible assets ratios were 12.43% and 9.18%, respectively.

“As previously announced, we anticipate the closing of the transaction with BB&T to be completed on or about April 1, 2016 with systems conversion mid-2016,” said Scott V. Fainor. “We look forward to our affiliation with BB&T which will broaden the products and services we offer our customers and continue our commitment to the communities we serve.”

Investor Contact:    Michael J. Hughes
(484) 709-3305 or michael.hughes@nationalpenn.com

Media Contact:    Jacklyn Bingaman
(610) 674-1325 or jacklyn.bingaman@nationalpenn.com

# # #

About National Penn Bancshares, Inc.:

National Penn Bancshares, Inc., with approximately $9.6 billion in assets, is a bank holding company headquartered in Allentown, Pennsylvania.  National Penn Bank operates 124 branch offices throughout Pennsylvania, New Jersey and Maryland.

National Penn’s financial services affiliates and divisions include its National Penn Investors Trust Company division; Institutional Advisors LLC; and National Penn Insurance Services Group, Inc.

National Penn Bancshares, Inc. common stock is traded on the Nasdaq Stock Market under the symbol “NPBC”. Please visit our Web site at www.nationalpennbancshares.com to see our regularly posted material information.

Statement Regarding Non-GAAP Financial Measures

This release, including the attached Financial Highlights and financial data tables, contains supplemental financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). National Penn’s management uses these non-GAAP measures in its analysis of National Penn’s performance. These measures should not be considered a substitute for GAAP basis measures nor should they be viewed as a substitute for operating results determined in accordance with GAAP. Management believes the presentation of the following non-GAAP financial measures, which exclude the impact of the specified items, provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn.

•
Tangible common equity excludes goodwill and intangible assets and preferred equity. Banking and financial institution regulators also exclude goodwill and intangible assets from shareholders’ equity when assessing the capital adequacy of a financial institution. Tangible common equity provides a method to assess the Company’s tangible capital trends.

•	Tangible book value expresses tangible common equity on a per share basis. Tangible book value provides a method to assess the level of tangible net assets on a per share basis.

•
Adjusted net income and adjusted return on average assets exclude the effects of certain gains and losses, adjusted for taxes when applicable. Adjusted net income and adjusted return on average assets provide methods to assess earnings performance by excluding items that management believes are not comparable among the periods presented.

•
Efficiency ratio expresses operating expenses as a percentage of fully-taxable equivalent net interest income plus non-interest income. Operating expenses exclude items from non-interest expense that management believes are not comparable among the periods presented. Non-interest income is also adjusted to exclude items that management believes are not comparable among the periods presented. Efficiency ratio is used as a method for management to assess its operating expense level and to compare to financial institutions of varying sizes.

Management believes the use of non-GAAP measures will help readers compare National Penn’s current results to those of prior periods as presented in the accompanying Financial Highlights and financial data tables.

Cautionary Statement Regarding Forward-Looking Information
This release contains forward-looking information about National Penn Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,’’ “project,” ”could,” “plan,’’ “goal,” “potential,” “pro forma,” “seek,” “intend,’’ or “anticipate’’ or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements.

National Penn’s business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: Risks, uncertainties and other factors relating to the merger of National Penn with and into BB&T Corporation, including the ability to meet closing conditions to the merger, delay in closing the merger, difficult conditions in the capital markets and the economy generally, regulatory requirements or other actions mandated by National Penn’s regulators, recent and ongoing changes to the state and federal regulatory schemes under which National Penn and other financial services companies operate (including the Dodd-Frank Act and regulations adopted or to be adopted to implement that Act), delayed improvement in the credit quality of loans, the effect of credit risk exposure, the ability to strategically manage our capital position and to raise capital, allowance for loan losses may prove inadequate, variations in interest rates, the geographic concentration of National Penn’s operations, declines in the value of National Penn’s assets and the effect of any resulting impairment charges, competition for personnel and from other financial institutions, interruptions or breaches of National Penn’s security systems, the development and maintenance of National Penn’s information technology, potential dilution of National Penn’s shareholders, the ability of National Penn and its subsidiaries to pay dividends, severe weather and natural disasters, and the nature and frequency of litigation and other similar proceedings to which National Penn may be a party. These risks and others are described in greater detail in National Penn’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as well as in National Penn’s Quarterly Reports on Form 10-Q and other documents filed by National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Financial Update for National Penn Bancshares, Inc. (NPBC) for 12/31/2015

Unaudited, dollars in thousands except share and per share data
	As of
	12/31/2015	9/30/2015	12/31/2014
SUMMARY BALANCE SHEET
Total assets	$9,598,902	$9,587,459	$9,750,865
Investment securities and other securities	2,503,081	2,503,203	2,519,215
Total loans	6,205,199	6,168,528	6,146,457
Deposits	6,704,936	6,959,275	6,729,745
Borrowings	1,629,689	1,359,657	1,720,404
Shareholders' equity	1,161,557	1,158,423	1,188,639
Tangible book value per common share (2)	$6.08	$6.05	$5.96
Tangible common equity / tangible assets (2)	9.18%	9.15%	9.30%

	Three Months Ended			Twelve Months Ended
	12/31/2015	9/30/2015	12/31/2014	12/31/2015	12/31/2014
EARNINGS
Total interest income	$75,428	$76,529	$75,990	$304,468	$288,019
Total interest expense	8,812	8,662	8,346	34,468	30,905
Net interest income	66,616	67,867	67,644	270,000	257,114
Provision for loan losses	(2,500)	1,000	3,500	500	5,751
Net interest income after provision for loan losses	69,116	66,867	64,144	269,500	251,363
Net gains on investment securities	—	—	13	—	21
Other non-interest income	22,527	25,026	23,417	95,170	92,154
Merger related expenses	1,121	1,840	2,878	2,961	2,878
Other non-interest expense	51,220	52,377	51,836	212,139	208,445
Income before income taxes	39,302	37,676	32,860	149,570	132,215
Income tax expense	10,452	9,800	8,383	38,879	33,509
Net income	$28,850	$27,876	$24,477	$110,691	$98,706

PERFORMANCE RATIOS
Net interest margin	3.16%	3.25%	3.33%	3.25%	3.40%
Return on average assets	1.19%	1.16%	1.05%	1.16%	1.13%
Adjusted return on average assets (3)	1.22%	1.22%	1.14%	1.18%	1.16%
Return on average shareholders' equity	9.91%	9.69%	8.30%	9.68%	8.86%
Return on average tangible common equity (1)	13.53%	13.30%	11.09%	13.28%	11.72%
Adjusted return on average tangible common equity	13.87%	13.94%	12.02%	13.53%	11.97%
Efficiency ratio (4)	55.25%	54.23%	54.53%	55.79%	57.06%

PER SHARE
Basic earnings	$0.21	$0.20	$0.17	$0.79	$0.70
Diluted earnings	0.20	0.20	0.17	0.78	0.70
Adjusted diluted earnings	0.21	0.21	0.18	0.80	0.71
Dividends	0.11	0.11	0.11	0.44	0.41
Average shares - basic	140,320,082	140,235,094	145,277,964	140,889,264	141,281,690
Average shares - diluted	141,048,622	140,916,194	145,850,861	141,549,226	141,823,607

(1) RECONCILIATION TABLES FOR NON-GAAP FINANCIAL MEASURES
	Three Months Ended			Twelve Months Ended
	12/31/2015	9/30/2015	12/31/2014	12/31/2015	12/31/2014
Return on average tangible common equity
Return on average shareholders' equity	9.91%	9.69%	8.30%	9.68%	8.86%
Effect of goodwill and intangibles	3.62%	3.61%	2.79%	3.60%	2.86%
Return on average tangible common equity	13.53%	13.30%	11.09%	13.28%	11.72%
Average tangible equity
Average shareholders' equity	$1,155,465	$1,141,586	$1,169,815	$1,143,792	$1,113,535
Average goodwill and intangibles	(309,339)	(309,969)	(294,238)	(310,176)	(271,684)
Average tangible common equity	$846,126	$831,617	$875,577	$833,616	$841,851

Financial Update for National Penn Bancshares, Inc. (NPBC) for 12/31/2015

Unaudited, dollars in thousands except share and per share data
	As of
	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014
ASSETS
Cash and due from banks	$104,407	$101,975	$120,010	$102,500	$110,784
Interest-earning deposits with banks	99,689	119,616	118,375	131,166	303,055
Total cash and cash equivalents	204,096	221,591	238,385	233,666	413,839

Investment securities available-for-sale, at fair value	1,668,829	1,641,230	1,598,351	1,585,671	1,530,661
Investment securities held-to-maturity	768,634	807,574	842,192	884,211	921,042
Other securities	65,618	54,399	67,072	67,288	67,512
Loans held-for-sale	10,000	6,239	9,693	11,239	4,178

Loans	6,195,199	6,162,289	6,158,788	6,120,205	6,142,279
Allowance for loan losses	(79,045)	(83,148)	(84,816)	(89,729)	(90,675)
Loans, net	6,116,154	6,079,141	6,073,972	6,030,476	6,051,604

Premises and equipment, net	106,209	109,181	111,353	113,217	116,414
Accrued interest receivable	29,030	29,697	29,066	30,018	29,491
Bank owned life insurance	197,908	196,643	199,656	198,123	171,775
Other real estate owned and other repossessed assets	4,596	4,719	5,186	5,474	4,867
Goodwill	302,940	302,940	302,940	302,940	302,244
Other intangible assets, net	6,101	6,725	7,353	7,985	8,757
Unconsolidated investments	7,575	8,552	8,582	8,101	8,124
Other assets	111,212	118,828	110,513	119,545	120,357
TOTAL ASSETS	$9,598,902	$9,587,459	$9,604,314	$9,597,954	$9,750,865

LIABILITIES
Non-interest bearing deposits	$1,185,936	$1,169,922	$1,200,631	$1,142,192	$1,085,158
Interest bearing deposits	5,519,000	5,789,353	5,532,853	5,555,070	5,644,587
Total deposits	6,704,936	6,959,275	6,733,484	6,697,262	6,729,745

Customer repurchase agreements	593,540	573,986	539,850	603,880	607,705
Federal Home Loan Bank advances and other borrowings	833,828	583,350	889,366	854,375	910,378
Senior long-term debt	125,000	125,000	125,000	125,000	125,000
Subordinated debentures	77,321	77,321	77,321	77,321	77,321
Accrued interest payable and other liabilities	102,720	110,104	101,615	109,021	112,077
TOTAL LIABILITIES	8,437,345	8,429,036	8,466,636	8,466,859	8,562,226

SHAREHOLDERS' EQUITY
Common stock	1,391,151	1,389,602	1,388,341	1,387,136	1,390,130
Accumulated deficit	(87,043)	(100,459)	(112,913)	(124,740)	(135,246)
Accumulated other comprehensive loss	(17,891)	(5,727)	(11,686)	(3,989)	(10,991)
Treasury stock	(124,660)	(124,993)	(126,064)	(127,312)	(55,254)
TOTAL SHAREHOLDERS' EQUITY	1,161,557	1,158,423	1,137,678	1,131,095	1,188,639

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$9,598,902	$9,587,459	$9,604,314	$9,597,954	$9,750,865

	As of
	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014
PER SHARE DATA
Book value	$8.28	$8.26	$8.12	$8.08	$8.08
Tangible book value (2)	$6.08	$6.05	$5.90	$5.86	$5.96
Dividends - quarterly	$0.11	$0.11	$0.11	$0.11	$0.11
Shares outstanding (end of period, net of treasury)	140,308,640	140,283,395	140,184,234	140,068,761	147,136,084

(2) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES
Total shareholders' equity	$1,161,557	$1,158,423	$1,137,678	$1,131,095	$1,188,639
Goodwill and intangibles	(309,041)	(309,665)	(310,293)	(310,925)	(311,001)
Tangible common equity	$852,516	$848,758	$827,385	$820,170	$877,638
Shares outstanding	140,308,640	140,283,395	140,184,234	140,068,761	147,136,084
Tangible book value per share	$6.08	$6.05	$5.90	$5.86	$5.96

Total assets	$9,598,902	$9,587,459	$9,604,314	$9,597,954	$9,750,865
Goodwill and intangibles	(309,041)	(309,665)	(310,293)	(310,925)	(311,001)
Tangible assets	$9,289,861	$9,277,794	$9,294,021	$9,287,029	$9,439,864
Tangible common equity/tangible assets	9.18%	9.15%	8.90%	8.83%	9.30%

Financial Update for National Penn Bancshares, Inc. (NPBC) for 12/31/2015

Unaudited, dollars in thousands except share and per share data
	For the Quarter Ended					For the Twelve Months Ended
	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014	12/31/2015	12/31/2014
INTEREST INCOME
Loans, including fees	$58,610	$59,735	$58,077	$58,424	$58,532	$234,846	$217,447
Investment securities
Taxable	11,462	11,180	11,457	12,512	11,273	46,611	45,453
Tax-exempt	5,298	5,577	5,843	6,120	6,129	22,838	24,976
Deposits with banks	58	37	40	38	56	173	143
Total interest income	75,428	76,529	75,417	77,094	75,990	304,468	288,019
INTEREST EXPENSE
Deposits	4,770	4,740	4,618	4,521	4,616	18,649	18,543
Customer repurchase agreements	418	403	402	405	432	1,628	1,624
Repurchase agreements	—	—	—	—	—	—	1,406
Federal Home Loan Bank advances and other borrowings	1,704	1,606	1,659	1,593	1,398	6,562	5,613
Senior long-term debt	1,366	1,366	1,366	1,366	1,365	5,464	1,592
Subordinated debentures	554	547	537	527	535	2,165	2,127
Total interest expense	8,812	8,662	8,582	8,412	8,346	34,468	30,905
Net interest income	66,616	67,867	66,835	68,682	67,644	270,000	257,114
Provision for loan losses	(2,500)	1,000	1,000	1,000	3,500	500	5,751
Net interest income after provision for loan losses	69,116	66,867	65,835	67,682	64,144	269,500	251,363
NON-INTEREST INCOME
Wealth management	6,480	6,654	6,854	6,650	7,123	26,638	28,067
Service charges on deposit accounts	3,415	3,468	3,328	3,307	3,725	13,518	14,469
Insurance commissions and fees	3,009	3,128	3,219	3,182	2,979	12,538	12,814
Cash management and electronic banking fees	5,089	5,068	5,153	4,714	4,951	20,024	19,066
Mortgage banking	1,178	1,617	1,652	1,374	1,213	5,821	3,852
Bank owned life insurance	1,750	2,746	1,563	1,374	1,341	7,433	4,995
Earnings (losses) of unconsolidated investments	(977)	133	589	—	(43)	(255)	(549)
Gain on sale of non-performing loans	—	—	—	—	—	—	946
Other operating income	2,583	2,212	2,329	2,329	2,128	9,453	8,494
Net gains on sales of investment securities	—	—	—	—	13	—	21
Total non-interest income	22,527	25,026	24,687	22,930	23,430	95,170	92,175
NON-INTEREST EXPENSE
Salaries, wages and employee benefits	28,400	29,570	30,123	29,998	27,836	118,091	115,579
Premises and equipment	8,147	8,189	8,508	9,147	8,254	33,991	31,944
FDIC insurance	1,280	1,220	1,313	1,458	1,344	5,271	5,001
Other operating expenses	13,393	13,398	14,016	13,979	14,402	54,786	55,921
Merger related expenses	1,121	1,840	—	—	2,878	2,961	2,878
Total non-interest expense	52,341	54,217	53,960	54,582	54,714	215,100	211,323
Income before income taxes	39,302	37,676	36,562	36,030	32,860	149,570	132,215
Income tax expense	10,452	9,800	9,324	9,303	8,383	38,879	33,509
NET INCOME	$28,850	$27,876	$27,238	$26,727	$24,477	$110,691	$98,706

	For the Quarter Ended					For the Twelve Months Ended
	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014	12/31/2015	12/31/2014
PER SHARE
Basic earnings	$0.21	$0.20	$0.19	$0.19	$0.17	$0.79	$0.70
Diluted earnings	$0.20	$0.20	$0.19	$0.19	$0.17	$0.78	$0.70
Adjusted diluted earnings	$0.21	$0.21	$0.19	$0.19	$0.18	$0.80	$0.71
Average shares - basic	140,320,082	140,235,094	140,126,314	142,911,230	145,277,964	140,889,264	141,281,690
Average shares - diluted	141,048,622	140,916,194	140,752,713	143,513,420	145,850,861	141,549,226	141,823,607

SUPPLEMENTAL DATA (annualized, average)
Return on assets	1.19%	1.16%	1.14%	1.14%	1.05%	1.16%	1.13%
Adjusted return on assets (3)	1.22%	1.22%	1.14%	1.14%	1.14%	1.18%	1.16%
Return on shareholders' equity	9.91%	9.69%	9.66%	9.45%	8.30%	9.68%	8.86%
Return on tangible common equity (1)	13.53%	13.30%	13.32%	12.96%	11.09%	13.28%	11.72%
Adjusted return on tangible common equity	13.87%	13.94%	13.32%	12.96%	12.02%	13.53%	11.97%
Efficiency ratio (4)	55.25%	54.23%	56.59%	57.10%	54.53%	55.79%	57.06%

(3) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES
Adjusted net income reconciliation
Net income	$28,850	$27,876	$27,238	$26,727	$24,477	$110,691	$98,706
After tax merger related expenses	729	1,350	—	—	2,054	2,079	2,054
Adjusted net income	$29,579	$29,226	$27,238	$26,727	$26,531	$112,770	$100,760

Adjusted diluted earnings per share reconciliation
Diluted earnings per share	$0.20	$0.20	$0.19	$0.19	$0.17	$0.78	$0.70
After tax merger related expenses	0.01	0.01	—	—	0.01	0.02	0.01
Adjusted diluted earnings per share	$0.21	$0.21	$0.19	$0.19	$0.18	$0.80	$0.71

Adjusted net income	$29,579	$29,226	$27,238	$26,727	$26,531	$112,770	$100,760
Average assets	$9,615,022	$9,526,850	$9,544,673	$9,524,279	$9,269,113	$9,552,884	$8,709,629
Adjusted return on average assets (annualized)	1.22%	1.22%	1.14%	1.14%	1.14%	1.18%	1.16%

(4) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES
Efficiency ratio calculation
Non-interest expense	$52,341	$54,217	$53,960	$54,582	$54,714	$215,100	$211,323
Less:
Merger related expenses	1,121	1,840	—	—	2,878	2,961	2,878
Operating expenses	$51,220	$52,377	$53,960	$54,582	$51,836	$212,139	$208,445

Net interest income (taxable equivalent)	$70,187	$71,563	$70,660	$72,654	$71,641	$285,064	$273,150

Non-interest income	22,527	25,026	24,687	22,930	23,430	95,170	92,175
Less:
Net gains on investment securities	—	—	—	—	13	—	21
Adjusted revenue	$92,714	$96,589	$95,347	$95,584	$95,058	$380,234	$365,304

Efficiency ratio	55.25%	54.23%	56.59%	57.10%	54.53%	55.79%	57.06%

Financial Update for National Penn Bancshares, Inc. (NPBC) for 12/31/2015

Unaudited, dollars in thousands except share and per share data

	For the Quarter Ended					For the Twelve Months Ended
	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014	12/31/2015	12/31/2014
CHARGE-OFFS
Loan charge-offs	$3,131	$4,418	$7,789	$3,074	$3,781	$18,412	$17,021
Recoveries on loans	(1,528)	(1,750)	(1,876)	(1,128)	(2,029)	(6,282)	(5,578)
Net loan charge-offs	$1,603	$2,668	$5,913	$1,946	$1,752	$12,130	$11,443
Net loan charge-offs to average loans (annualized)	0.10%	0.17%	0.39%	0.13%	0.12%	0.20%	0.21%

NET CHARGE-OFF DETAIL
Commercial and industrial loans	$(602)	$1,444	$4,874	$422	$(537)	$6,138	$2,681

Commercial real estate-permanent	96	(58)	(308)	601	245	331	2,339
Commercial real estate-construction	264	(196)	(92)	(95)	(628)	(119)	(729)
Total commercial real estate loans	360	(254)	(400)	506	(383)	212	1,610

Residential mortgages	670	598	70	248	1,139	1,586	3,120
Home equity lines and loans	375	407	1,064	230	723	2,076	2,251
All other consumer loans	800	473	305	540	810	2,118	1,781
Total consumer loans	1,845	1,478	1,439	1,018	2,672	5,780	7,152

Net loans charged-off	$1,603	$2,668	$5,913	$1,946	$1,752	$12,130	$11,443

	As of
	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014
ASSET QUALITY AND OTHER DATA
Non-accrual commercial and industrial loans	$5,136	$6,234	$8,923	$21,107	$21,931

Non-accrual commercial real estate-permanent	6,041	7,068	7,160	6,781	7,915
Non-accrual commercial real estate-construction	5,257	8,504	8,443	8,204	8,113
Total non-accrual commercial real estate loans	11,298	15,572	15,603	14,985	16,028

Non-accrual residential mortgages	10,360	8,171	8,307	8,326	7,706
Non-accrual home equity lines and loans	4,652	4,234	4,027	3,762	3,426
All other non-accrual consumer loans	1,181	1,387	1,387	1,458	1,746
Total non-accrual consumer loans	16,193	13,792	13,721	13,546	12,878

Total non-accrual loans	32,627	35,598	38,247	49,638	50,837

Restructured loans	9,317	9,047	8,792	8,557	8,255
Total non-performing loans	41,944	44,645	47,039	58,195	59,092

Acquired other real estate owned	3,450	3,450	3,450	3,450	3,675
Other real estate owned and repossessed assets	1,146	1,269	1,736	2,024	1,192
Total other real estate owned and repossessed assets	4,596	4,719	5,186	5,474	4,867
Total non-performing assets	46,540	49,364	52,225	63,669	63,959

Loans 90+ days past due & still accruing	1,707	1,752	1,903	2,230	2,183
Total non-performing assets and loans 90+ days past due	$48,247	$51,116	$54,128	$65,899	$66,142

	As of
	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014
Allowance for loan losses	$79,045	$83,148	$84,816	$89,729	$90,675
Allowance for loan losses/non-performing loans	188.5%	186.2%	180.3%	154.2%	153.4%
Allowance for loan losses/non-performing assets and loans 90+ days past due (excluding acquired other real estate owned)	176.5%	174.4%	167.4%	143.7%	145.2%
Allowance for loan losses/non-performing assets and loans 90+ days past due	163.8%	162.7%	156.7%	136.2%	137.1%
Allowance for loan losses/total originated loans	1.37%	1.46%	1.50%	1.61%	1.63%
Allowance for loan losses/total loans	1.27%	1.35%	1.37%	1.46%	1.48%
Provision/charge-offs, net	-156.0%	37.5%	16.9%	51.4%	199.8%

Originated classified loans	$117,621	$124,438	$124,837	$142,892	$153,255
Acquired classified loans	326	1,121	2,671	1,715	9,534
Total classified loans	$117,947	$125,559	$127,508	$144,607	$162,789

Originated classified loans/total originated loans	2.04%	2.19%	2.21%	2.56%	2.75%
Total classified loans/total loans	1.90%	2.04%	2.07%	2.36%	2.65%
Delinquent loans (a)	$20,263	$21,293	$16,943	$15,968	$22,300
Delinquent loans/total loans	0.33%	0.35%	0.27%	0.26%	0.36%
Non-performing loans/total loans	0.68%	0.72%	0.76%	0.95%	0.96%

REGULATORY CAPITAL DATA (b)
Tier 1 capital	$947,051	$925,046	$906,281	$887,854	$963,629
Common equity tier 1 capital	873,262	855,130	838,602	822,511
Total capital	1,026,096	1,008,194	991,097	976,043	1,050,295
Risk-weighted assets	7,026,916	6,969,855	6,953,013	7,053,656	6,929,235
Tier 1 leverage ratio	10.19%	10.06%	9.85%	9.67%	10.78%
Tier 1 ratio	13.48%	13.27%	13.03%	12.59%	13.91%
Common equity tier 1 ratio	12.43%	12.27%	12.06%	11.66%
Total capital ratio	14.60%	14.47%	14.25%	13.84%	15.16%

(a) Includes loans 30-89 days past due and loans 90+ days past due and still accruing
(b) 2015 Regulatory Capital Data calculated in accordance with BASEL III

Financial Update for National Penn Bancshares, Inc. (NPBC) for 12/31/2015

Unaudited, dollars in thousands except share and per share data
	As of
Earning Assets / Liabilities	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014
Loan portfolio composition (regulatory):
Commercial / industrial	$862,892	$875,974	$890,890	$895,356	$852,804
Commercial real estate (c)	2,289,691	2,293,076	2,281,023	2,186,626	2,172,858
Residential mortgage	1,453,390	1,464,554	1,471,769	1,508,968	1,550,378
Real estate construction and land development	215,756	200,645	188,473	229,428	261,916
Home equity	880,980	876,219	874,386	867,784	875,903
Consumer	257,792	253,711	246,645	238,320	239,807
Other	244,698	204,349	215,295	204,962	192,791
Total	6,205,199	6,168,528	6,168,481	6,131,444	6,146,457

Investment securities and other securities	2,503,081	2,503,203	2,507,615	2,537,170	2,519,215
Other earning assets	99,689	119,616	118,375	131,166	303,055
Total earning assets (net of loan loss reserve)	$8,728,924	$8,708,199	$8,709,655	$8,710,051	$8,878,052

Loan portfolio composition (internal):
Commercial & industrial
Business purpose, real estate secured	$939,424	$940,869	$922,413	$918,985	$929,999
Business purpose, not secured by real estate	1,055,847	1,030,537	1,054,746	1,046,875	995,051
Commercial real estate (owner occupied)
Permanent	663,577	654,178	658,457	635,880	623,712
Construction / development	36,299	39,119	35,006	53,635	51,105
Total commercial & industrial	2,695,147	2,664,703	2,670,622	2,655,375	2,599,867

Commercial real estate (non-owner occupied)
Permanent	1,290,072	1,291,107	1,291,059	1,226,847	1,229,318
Construction / development	148,533	145,975	137,351	169,271	203,542
Total commercial real estate	1,438,605	1,437,082	1,428,410	1,396,118	1,432,860
Total commercial	4,133,752	4,101,785	4,099,032	4,051,493	4,032,727

Consumer
Residential mortgage (personal purpose)
Permanent	850,214	852,672	856,976	869,562	893,732
Construction	11,150	9,851	10,192	15,384	14,625
Total residential mortgages	861,364	862,523	867,168	884,946	908,357

Home equity and direct installment	197,433	210,455	223,573	239,903	253,358
Home equity lines of credit	709,781	693,674	679,754	661,368	660,472
Total home equity	907,214	904,129	903,327	901,271	913,830

Private banking credit lines	86,133	87,556	90,946	90,919	96,689
Indirect vehicle and other	206,736	206,296	198,315	191,576	190,676
All other consumer	292,869	293,852	289,261	282,495	287,365
Total consumer	2,061,447	2,060,504	2,059,756	2,068,712	2,109,552

Loans	6,195,199	6,162,289	6,158,788	6,120,205	6,142,279

Loans held-for-sale	10,000	6,239	9,693	11,239	4,178

Total loans	$6,205,199	$6,168,528	$6,168,481	$6,131,444	$6,146,457

	As of
	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014
Deposit composition:
Savings	$722,413	$711,544	$722,051	$711,375	$678,294
NOW accounts	1,939,388	2,166,339	1,886,405	1,880,649	1,913,399
Money market accounts	1,718,791	1,746,808	1,734,059	1,755,276	1,827,233
Time Deposits less than $100k	820,616	838,417	859,472	872,906	891,964
Time Deposits $100k or greater	317,792	326,245	330,866	334,864	333,697
Total interest bearing deposits	5,519,000	5,789,353	5,532,853	5,555,070	5,644,587

Non-interest bearing deposits	1,185,936	1,169,922	1,200,631	1,142,192	1,085,158

Total deposits	$6,704,936	$6,959,275	$6,733,484	$6,697,262	$6,729,745

(c) Includes owner occupied

Financial Update for National Penn Bancshares, Inc. (NPBC) for 12/31/2015

Unaudited, dollars in thousands except share and per share data
	Quarterly, as of										Twelve Months, as of
	12/31/2015		9/30/2015		6/30/2015		3/31/2015		12/31/2014		12/31/2015		12/31/2014
	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield

Total loans*	$6,196,517	3.80%	$6,144,998	3.90%	$6,146,507	3.83%	$6,131,280	3.91%	$5,932,806	3.96%	$6,154,977	3.86%	$5,511,872	3.99%
Investment securities*	2,513,273	3.10%	2,498,640	3.14%	2,515,825	3.26%	2,529,343	3.52%	2,470,862	3.32%	2,514,183	3.25%	2,423,876	3.46%
Interest earning deposits	115,537	0.20%	91,720	0.16%	92,867	0.17%	97,917	0.16%	124,710	0.18%	99,537	0.17%	86,737	0.16%

Total earning assets	8,825,327	3.55%	8,735,358	3.64%	8,755,199	3.63%	8,758,540	3.75%	8,528,378	3.72%	8,768,697	3.64%	8,022,485	3.79%
Total assets	9,615,022		9,526,850		9,544,673		9,524,279		9,269,113		9,552,884		8,709,629

Savings	714,568	0.10%	716,540	0.10%	714,135	0.10%	693,482	0.11%	638,913	0.10%	709,758	0.10%	568,618	0.10%
NOW accounts	2,058,188	0.14%	2,012,605	0.14%	1,908,400	0.14%	1,864,261	0.14%	1,987,346	0.15%	1,961,537	0.14%	1,793,436	0.14%
Money market accounts	1,722,411	0.22%	1,746,975	0.22%	1,761,906	0.22%	1,836,268	0.22%	1,788,019	0.22%	1,766,524	0.22%	1,707,194	0.22%
Time deposits	1,152,866	0.99%	1,174,011	0.97%	1,199,076	0.94%	1,210,270	0.90%	1,210,685	0.88%	1,183,871	0.95%	1,188,923	0.98%

Total interest bearing deposits	5,648,033	0.34%	5,650,131	0.33%	5,583,517	0.33%	5,604,281	0.33%	5,624,963	0.33%	5,621,690	0.33%	5,258,171	0.35%

Non-interest bearing deposits	1,183,005		1,179,132		1,143,551		1,091,409		1,078,218		1,149,606		1,014,758
Total deposits	6,831,038	0.28%	6,829,263	0.28%	6,727,068	0.28%	6,695,690	0.27%	6,703,181	0.27%	6,771,296	0.28%	6,272,929	0.30%

Customer repurchase agreements	570,780	0.29%	551,603	0.29%	556,813	0.29%	568,750	0.29%	589,944	0.29%	561,963	0.29%	555,954	0.29%
Repurchase agreements	—	0.00%	—	0.00%	—	0.00%	—	0.00%	—	0.00%	—	0.00%	28,836	4.87%
Federal Home Loan Bank advances and other borrowings	743,910	0.91%	702,424	0.91%	824,456	0.81%	805,516	0.80%	503,081	1.10%	768,725	0.85%	531,522	1.06%
Senior long-term debt	125,000	4.34%	125,000	4.34%	125,000	4.38%	125,000	4.43%	125,000	4.33%	125,000	4.37%	36,644	4.34%
Subordinated debentures	77,321	2.84%	77,321	2.81%	77,321	2.79%	77,321	2.76%	77,321	2.75%	77,321	2.80%	77,321	2.75%
Total deposits and borrowings	8,348,049	0.42%	8,285,611	0.41%	8,310,658	0.41%	8,272,277	0.41%	7,998,527	0.41%	8,304,305	0.42%	7,503,206	0.41%
Total interest bearing liabilities	$7,165,044	0.49%	$7,106,479	0.48%	$7,167,107	0.48%	$7,180,868	0.48%	$6,920,309	0.48%	$7,154,699	0.48%	$6,488,448	0.48%

	Quarterly, as of										Twelve Months, as of
	12/31/2015		9/30/2015		6/30/2015		3/31/2015		12/31/2014		12/31/2015		12/31/2014
	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield
Net interest margin (FTE)		3.16%		3.25%		3.24%		3.36%		3.33%		3.25%		3.40%

Wealth assets under management, at period end	$2,532,685		$2,517,888		$2,587,907		$2,609,834		$2,501,015

*Fully taxable equivalent ("FTE") basis, using a 35% effective tax rate.

Financial Update for National Penn Bancshares, Inc. (NPBC) for 12/31/2015

Unaudited

STATES OF OPERATION AND BANKING OFFICES BY STATE (LATEST AVAILABLE DATA)

	Quarterly, as of
	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014
PA
Total number of retail branch offices	116	116	116	119	119
Total number of insured subsidiaries
(Bank & Thrift subsidiaries)	1	1	1	1	1
Total number of ATMs	127	127	126	128	127

NJ
Total number of retail branch offices	7	7	7	7	7
Total number of insured subsidiaries
(Bank & Thrift subsidiaries)	—	—	—	—	—
Total number of ATMs	6	6	6	6	6

MD
Total number of retail branch offices	1	1	1	1	1
Total number of insured subsidiaries
(Bank & Thrift subsidiaries)	—	—	—	—	—
Total number of ATMs	1	1	1	1	1

TOTAL
Total number of retail branch offices	124	124	124	127	127
Total number of insured subsidiaries
(Bank & Thrift subsidiaries)	1	1	1	1	1
Total number of ATMs	134	134	133	135	134

EOP employees (full-time equivalent)	1,519	1,548	1,573	1,596	1,658